                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                         SAMARNAN INVESTMENT CORPORATION

-------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    [1] Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
    [2] Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
    [3] Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
    [4] Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
    [5] Total fee paid:

        -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    [1] Amount Previously Paid:

                                    SAMARNAN

                             INVESTMENT CORPORATION

                    P.O. BOX 651 / CLEBURNE, TEXAS 76033-0651

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2008

                            -------------------------

      The Annual Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation (the "Company"), will be held on Tuesday, April 22, 2008, at 11:00 A.M., at the Radisson Hotel Fort Worth South, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, for the following purposes:

PROPOSAL (1) To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

PROPOSAL (2) To ratify or reject the selection by the Board of Directors of
             CF & Co., L.L.P. as the independent certified public accountants of the Company for the current fiscal year.

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on February 25, 2007, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

      A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

      Prompt response by our shareholders will reduce the time and expense of solicitation.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              GEORGE S. WALLS, JR.
                              PRESIDENT

CLEBURNE, TEXAS
FEBRUARY 27, 2008

                      THIS PAGE LEFT BLANK INTENTIONALLY

                                    SAMARNAN

                             INVESTMENT CORPORATION
                     PO BOX 651 / CLEBURNE, TEXAS 76033-0651

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2008

                                   ----------

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders of the Company to be held on Tuesday, April 22, 2008, and any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about February 27, 2008.

                                  ANNUAL REPORT

      Accompanying this Proxy Statement is a copy of the Company's 2007 Annual Report to Shareholders.

                              COST OF SOLICITATION

      The cost of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited without extra compensation by officers of the Company by telephone, telegram or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                              REVOCATION OF PROXIES

      Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

                          RECORD DATE AND VOTING RIGHTS

      The record date of shareholders entitled to vote was taken as of the close of business on February 25, 2008. On that date the Company had outstanding and entitled to vote, 1,201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on each matter presented for action at the meeting. All votes cast in person or by proxy will be counted. Cumulative voting for directors is prohibited.

     If the proxy is properly executed, completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified therein. If no specification is made, the proxy will be voted in favor of each of the proposals.

                            QUORUM AND REQUIRED VOTE

      The holders of a majority of the number of shares of the Company's outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions will be counted for the purpose of determining whether a quorum is present at the meeting; however, broker non-votes will not be counted for determining whether a quorum is present at the meeting.

      In all other matters except the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting shall be the act of the shareholders. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote. Directors will be elected by a plurality of the votes cast by holders of shares present in person or represented by proxy at the meeting.

      George S. Walls, Jr., President and a director of the Company, and his sisters, Martha Walls Murdoch and Nancy Walls Devaney, both of whom are directors of the Company, together beneficially owned or had the right to vote as of February 25, 2008, an aggregate of 1,088,586 shares (90.58%) of Common Stock. (For additional information with respect to ownership of the Company's stock by members of the Walls family and by directors and officers of the Company, see "Principal Shareholders" and "Election of Directors-Stock Ownership of Directors and Officers"). The above named members of the Walls family have advised the Company that it is their present intention and the intention of the other record owners of such shares to vote all of their shares (i) for Proposal 1, the election as directors of the nominees named under "Election of Directors" herein; and (ii) for Proposal 2, the ratification of the selection of CF & Co., L.L.P. as the independent certified public accountants for the Company. Accordingly, in such event, the election of such nominees as directors and the ratification of the selection of such independent certified public accountants, is assured.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of February 25, 2008 by those shareholders known to the Company to own more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such shareholder's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.


NAME AND ADDRESS              SHARES OWNED   PERCENT OF CLASS
---------------------------   ------------   ----------------
The George S. Walls Trust B
Cleburne, Texas                 134,250(a)             11.17%

Nancy Walls Devaney
Cleburne, Texas                 391,701(b)             32.59%

George S. Walls, Jr.
Cleburne, Texas                 336,552(c)             28.01%

Martha Walls Murdoch
Cleburne, Texas                 226,083(d)             18.81%

---------

(a) These shares are held in a trust created under the last will and testament of George S. Walls, deceased, for the benefit of the grandchildren of the late Mr. George S. Walls and his wife, the late Mrs. George S. Walls. Under the terms of the trust, the trustees may, at their sole discretion, make distributions from time to time of the income and assets of the trust to such grandchildren and, upon the death of Nancy Walls Devaney or George
      S. Walls, Jr., whichever is the last to die, are required to distribute all of the assets and income of the trust to such grandchildren. Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are the Co-Trustees of such trust.

(b)   Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney;
      (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each of such trusts; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney, and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note (b). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which Nancy Walls Devaney is a Co-Trustee, since Mrs. Devaney disclaims beneficial ownership of such shares.

(c) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (c). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which George S. Walls, Jr. is a Co-Trustee, since Mr. Walls disclaims beneficial ownership of such shares.

(d) Includes, 4,500 shares owned by the husband of Martha Walls Murdoch. Does not include 134,250 shares held by the George S. Walls Trust B, described in note (a) above, of which Martha Walls Murdoch is a Co-Trustee, since Mrs. Murdoch disclaims beneficial ownership of such shares.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be not less than three or more than nine, with the exact number to be determined from time to time by the Board of Directors. The Board of Directors has adopted a resolution fixing the number of directors at seven for the current year.

      Each of the following persons is a nominee for director for a term of office expiring at the annual meeting of shareholders in the year 2009, or when his or her successor is elected and qualified.

      The information set forth below as to the principal occupations or employment of each of the nominees is for at least five years.


NAME AND PRINCIPAL                                                   DIRECTOR
OCCUPATION OR EMPLOYMENT                                     AGE       SINCE
---------------------------------------------------------   ----    ----------
*Nancy Walls Devaney                                          60         1978
  --  Family Manager, Cleburne, Texas

Joseph A. Monteleone                                          65         1992
  --  Certified Public Accountant, Fort Worth, Texas

*Martha Walls Murdoch                                         64         1978
  --  Family Manager, Cleburne, Texas

Steve Sikes                                                   55         1993
  --  President and Chief Executive Officer
  AMSCO Steel Company, Inc. (steel fabricating),
  Fort Worth Texas

Roland Walden                                                 79         1989
  --  Retired.
  Prior thereto, President and Chief Executive Officer
  Brazos Bank, National Association, Alvarado, Texas

*George S. Walls, Jr.                                         68         1978
  --  President and Chief Executive Officer of the Company
  Cleburne, Texas

Tolbert F. Yater, III                                         68         1998
  --  Personal Investments, Fort Worth, Texas

----------
   * George S. Walls, Jr., and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940 and "parents" as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of Common Stock and their family relationship.

      Should any of the above named nominees become unable or unwilling accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his or her stead for such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

      No officer, director or nominee to the Board of Directors of the Company is a director, general partner, officer, employee or security holder of Voyageur Asset Management Inc., one the Company's investment advisors, or an affiliate thereof, or of Westwood Management Corp., the other investment advisor to the Company, or any affiliate thereof.

      Since the Board of Directors does not have standing audit, nominating or compensation committees, the functions that would normally be performed by those committees are performed by the entire Board of Directors. The Board met four times during 2007. Each member of the Board attended all of the meetings of the Board during 2007 except Mr. Yater who attended 75% of the meetings and Mr. Sikes who attended 50% of the meetings.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

      The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each present director, each nominee for director, and all directors and officers as a group as of February 25, 2008. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner had the right to acquire beneficial ownership.

                                                                          DOLLAR RANGE OF
                                AMOUNT AND NATURE OF         PERCENT     EQUITY SECURITIES
NAME OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP         OF CLASS     IN THE COMPANY*
-------------------------    ----------------------------   ----------   -----------------
INTERESTED PERSONS**

Nancy Walls Devaney                  391,701 shares(a)(b)       32.59%      over $ 100,000
Martha Walls Murdoch                 226,083 shares(b)(c)       18.81%      over $ 100,000
George S. Walls, Jr.                 336,552 shares(b)(d)       28.01%      over $ 100,000

NOT INTERESTED PERSONS

Joseph A. Monteleone                            15 shares          --           $1-$10,000
Steve Sikes                                          None          --                  -0-
Roland W. Walden                             4,420 shares        0.37%     10,001 -$50,000
Tolbert F. Yater, III                                None          --                  -0-

All officers and directors
 as a group ( 8 persons)     1,093,001 shares(a)(c)(d)(e)       90.95%       over $100,000

      * Valued at the highest bid price of $13.70 for the Common Stock during the period beginning October 1, 2007 and ending December
            31, 2007, as reported by the Pink Sheets Electronic Quotation Service. Such price represents inter-dealer prices without adjustment for retail mark-ups, mark-downs or commissions and may not reflect actual transactions. The net book value of the Common Stock on December 31, 2007, was $16.32 and such bid price represents a discount of 16.05% from the net book value of the Common Stock on that date.

      ** George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 and "parents" as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of the Company's Common Stock and their family relationship.

----------
(a)   Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney;
      (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each such trust; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney, and George S. Walls, Jr. are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note (a).

(b) Does not include 134,250 shares held by The George S. Walls Trust B described in note (a) under the caption "Principal Shareholders" above, of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, since Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. disclaim beneficial ownership of such shares.

(c)   Includes 4,500 shares owned by the husband of Martha Walls Murdoch.

(d) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each of such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (d).

(e) Includes 134,250 shares (11.17%) held by The George S. Walls Trust B of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, although each of such trustees disclaims beneficial ownership of such shares.

OFFICERS

      The only officers of the Company are:
      George S. Walls, Jr., President and Chief Executive Officer who has held that position since 1984;
      Nancy Walls Devaney, Vice President who has held that position since 2000; and
      Jerry D. Wheatley, Secretary, Treasurer and
      Chief Financial Officer who has held that position since 1981.

      For information as to the address, age and principal occupation of Mr. Walls and Mrs. Devaney, see "Proposal 1-Election of Directors" above.

      Mr. Wheatley, age 71, is a certified public accountant. For more than the last ten years, he has been a stockholder in the accounting firm of Wheatley, Fowler & Lee, P.C., Cleburne, Texas, or a stockholder or partner in one or more predecessors of that firm.

      The Company does not have employment contracts with any of its officers. All officers are elected annually by the Board of Directors and hold office at the discretion of the Board. Except for the officers listed above, the Company has no other employees.

REMUNERATION

      No officer or other employee received any remuneration from the Company during the fiscal year ended December 31, 2007 in his or her capacity as an officer or employee; however, the accounting firm of Wheatley, Fowler & Lee, P.C., of which Mr. Wheatley is a stockholder, received from the Company fees of $16,250.00 during fiscal 2007.

      The Company does not have any stock option, bonus, profit sharing or other compensation plans, contracts, or arrangements or any pension or retirement plans, contracts or arrangements in which any director, nominee for election as a director, or officer of the Company may participate.

      The Company pays $400 to its directors for each meeting of the Board of Directors they attend.

      The following table sets forth the aggregate compensation paid by the Company to each of its directors during the year ended December 31, 2007.


NAME OF PERSON AND CAPACITY          AGGREGATE COMPENSATION
IN WHICH REMUNERATION IS RECEIVED      FROM THE COMPANY(1)
---------------------------------    ----------------------
*Nancy Walls Devaney -- Director                 $1,400.00
*Martha Walls Murdoch -- Director                $1,400.00
Joseph A. Monteleone -- Director                 $1,400.00
Steve Sikes -- Director                          $  700.00
Roland W. Walden -- Director                     $1,400.00
*George S. Walls, Jr. -- Director                $1,400.00
Tolbert F. Yater, III -- Director                $1,100.00

----------
      1) Does not include $16,250.00 paid to Wheatley, Fowler & Lee, P.C. of which Jerry D. Wheatley, Secretary and Treasurer of the Company, is a stockholder.

* George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officer, directors and such beneficial owners are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the knowledge of the Company, based solely on review of copies of such reports furnished to the Company and representations that no other reports were required, during the Company's fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors and beneficial holders of more than ten percent of its equity securities were complied with.

CODE OF ETHICS

      The Company has adopted a Code of Ethics that applies to all of its officers, directors and employees and will comply with Item 2 of Form N-CSR by providing to any person, without charge, a copy of its Code of Ethics upon written request made to the Company addressed to: Secretary, Samarnan Investment Corporation, 214 North Ridgeway Drive, Cleburne, Texas 76033.

                                   PROPOSAL 2
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of CF & Co., L.L P., or its predecessor Cheshier & Fuller, L.L.P., has acted as the Company's independent certified public accountants since January 1, 1992 and its selection as the Company's independent certified public accountants for the fiscal year ended December 31, 2007, was ratified by the shareholders on April 24, 2007.

      A majority of the Board of Directors, including a majority of those members of the Board who are not "interested persons" as defined in the Investment Company Act of 1940, have selected CF & Co., L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31, 2008.

      The following fees were paid to CF & Co., L.L.P. by the Company for services rendered during fiscal 2006 and 2007:


                          Fiscal Year
                      -------------------
                        2006        2007
                      ---------   -------
Audit Fees              $48,202   $33,648
Audit-Related Fees         None      None
Tax Fees                  5,160   $ 7,292
All Other Fees             None      None
                      ---------   -------
        Total Fees      $53,362   $40,940

      Audit fees represent amounts paid for the audit of the Company's annual financial statements and review of Forms N-2 and N-CSR filed with the Securities and Exchange Commission.

      Tax fees represent amounts paid for tax services, primarily tax return preparation and assistance.

      The Company's Board of Directors approved all of the fees paid to CF & Co., L.L.P. during fiscal 2006 and 2007. It is the Board of Directors policy to pre-approve all engagements by the Company of CF & Co., L.L.P. and to approve the payment of all fees paid to CF & Co., L.L.P.

      In the process of selecting CF & Co., L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31, 2008, the Board of Directors determined that the non-audit services provided by CF & Co., L.L.P. during fiscal 2007 were compatible with maintaining the independence of CF & Co., L.L.P.

      A representative of CF & Co., L.L.P. will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

      If the shareholders do not ratify the selection of CF & Co., L.L.P., the selection of another independent auditor will be considered by the Board of Directors.

                              INVESTMENT ADVISORS

      The Company has two investment advisors, Voyageur Asset Management Inc. ("Voyageur"), and Westwood Management Corp. ("Westwood").

VOYAGEUR

     Voyageur and its predecessors, Voyageur Asset Management LLC, a Minnesota limited liability corporation, and Voyageur Fund Managers, a Minnesota general partnership, has been the Company's investment advisor for debt securities since April 1, 1991 and manages the Company's Debt Portfolio. The Investment Advisory Agreement, dated as of April 1, 2001 (the "Voyageur Agreement"), between the Company and Voyageur was approved by the Company's shareholders at their annual meeting on April 26, 2001.

      At its meeting on January 22, 2008, the Company's Board of Directors by unanimous vote, which included those directors who were not "interested persons" as defined in the Investment Company Act of 1940 (the "1940 Act"), approved the continuation of the Voyageur Agreement for a one year period ending March 31, 2009. In making their decision to continue the Voyageur Agreement for an additional one year period the Board considered Voyageur's performance under the Voyageur Agreement during fiscal 2007, including the market value of the Debt Portfolio at December 31, 2007, the rate of return on the Debt Portfolio during 2007, the average life of the Debt Portfolio at year-end 2007, its modified duration, the average quality of the securities in the Debt Portfolio and the allocation of securities in the portfolio in various segments of the economy, as well as the fact that Voyageur had acted as investment advisor to the Company for debt securities since 1991 and was well versed on the Company's investment policies and objectives and in coordinating with the Company's other investment advisor to meet the Company's cash requirements. After taking all of these factors into consideration, the Board found them to be satisfactory and concluded it was in the best interest of the Company to continue the Voyageur Agreement for an additional one year term.

      The following information has been furnished to the Company by Voyageur for inclusion in this Proxy Statement.

      Voyageur's address is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

      Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corporation, a Delaware corporation, which in turn is wholly-owned by Royal Bank of Canada, a publicly-held Canadian corporation. The address of RBC Dain Rauscher Corporation is 60 South Sixth Street, Minneapolis, Minnesota 55402 and the address of Royal Bank of Canada is 200 Bay Street, Royal Bank Plaza, Toronto, Ontario, Canada M5J2J5.

      Steven P. Eldredge is the Company's portfolio manager for Voyageur. Mr. Eldredge has been a Senior Fixed Income Portfolio Manager of Voyageur since December 2000. Prior to that time, Mr. Eldredge was a Senior Fixed Income Portfolio Manager of Voyageur's predecessor, Voyageur Asset Management LLC, where he had been employed since 1995.

      During the period of his employment by Voyageur and its predecessor, he has been the Company's portfolio manager. Prior to joining Voyageur's predecessor, Mr. Eldredge was a portfolio manager for ABT Mutual Funds from 1989 through 1995. He has over 30 years experience in portfolio management.

WESTWOOD

      Westwood is the Company's investment advisor for equity securities and manages the Company's Equity Portfolio pursuant to an Investment Advisory Agreement, dated April 1, 1999, which was approved by the Company's shareholders at their annual meeting on April 16, 1999 (the "Westwood Agreement").

      The Company's Board of Directors at its meeting on January 22, 2008 approved the continuation of the Westwood Agreement for a one year term ending on March 31, 2009 by unanimous vote, which included those directors who were not "interested persons" as defined in the 1940 Act. In making their decision to continue the Westwood Agreement for an additional one year term the Board considered Westwood's performance under the Westwood Agreement during fiscal 2007, which included the market value of the Equity Portfolio at December 31, 2007, the amount of income derived from the Equity Portfolio during 2007, the diversification of the securities in the portfolio within various segments of the economy, the amount of realized and unrealized capital gains in the Equity Portfolio at year-end 2007, Westwood's familiarity with the Company's investment policies and objectives, as well as its operating procedures and its satisfactory performance in coordinating with Voyageur with respect to the Company's cash flow requirements. After considering all of these factors, the Board found them to be satisfactory and concluded that it would be in the best interest of the Company to continue the Westwood Agreement for an additional term of one year.

      The following information has been furnished to the Company by Westwood for inclusion in this Proxy Statement.

      Westwood's address is 200 Crescent Court, Suite 1200, Dallas, Texas 75201.

      Westwood, a New York corporation, is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a Delaware corporation ("WHG"), whose common stock is publicly traded on the New York Stock Exchange. WHG's address is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. 24% of WHG's common stock is owned by four members of Westwood's management group and seven outside directors, with Susan M. Byrne, the Chairman and Chief Investment Officer of WHG, owning 14.7% and Brian O. Casey, President and Chief Executive Officer of WHG, owning 5.0% of such stock. No other member of the management group or outside directors owns more than 5% of WHG's stock.

      Based on information contained in Form 4 under the Securities Exchange Act of 1934, filed on September 22, 2008, by GAMCO Investors, Inc. ("GBL"), a New York corporation and public company listed on the New York Stock Exchange,

GBL has beneficial ownership of 1,189,100 shares or 17.5% of WHG's outstanding common stock. GBL is the parent company for a variety of companies engaged in the securities business. The address of GBL is One Corporate Center, Rye, New York 10580.

      Based on information contained in Form 13G under the Securities Exchange Act of 1934, filed on November 13, 2007 by Third Avenue Management LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 ("TAM"), TAM has sole dispositive power and sole voting power over 759,103 shares or 11.2% of WHG's outstanding common stock. The address of TAM is 622 Third Avenue, 32(nd) Floor, New York, NY 10017-6715.

      Susan M. Byrne, Chairman and Chief Investment Officer of Westwood,, is the Company's portfolio manager for equity securities. Ms. Byrne, a founder of Westwood in 1983, has over 30 years of experience in equity portfolio management.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      The date by which shareholder proposals must be received by the Company for possible inclusion in the proxy statement and form of proxy relating to the year 2009 annual meeting is November 30, 2008.

      In order for a shareholder to nominate a candidate for Director, under the Company's Policy for Nominations of Directors, timely notice of the nomination must be received by the Company in advance of the meeting. Such notice must include the candidate's name, address, age, occupation during the past five years, the number of shares of the Company's stock held by the candidate, and other relevant biographical information relating to the candidate. In the case of an Annual Meeting of Shareholders, the written notice must be received by the Company's Secretary not later than 120 calendar days before the date the Company's proxy statement was released to the shareholders relating to the previous year's Annual Meeting of Shareholders (i.e. October 30, 2008 for the 2009 Annual Meeting of Shareholders); or in the case of a Special Meeting of Shareholders called for the purpose of electing a director or directors, the written notice must be received by the Company's Secretary not later than 10 days after the notice of the Special Meeting is mailed to shareholders. Any such notice should be addressed to: Secretary, Samarnan Investment Corporation, 214 North Ridgeway Drive, Cleburne, Texas 76033.

                          MANAGEMENT'S RECOMMENDATIONS

      The Board of Directors of the Company has unanimously nominated and recommended to the shareholders the election of the seven nominees as directors (Proposal 1) and the ratification of CF & Co., L.L.P. as the Company's independent certified public accountants (Proposal 2).

                                 MISCELLANEOUS

      Management of the Company knows of no matter, other than those described herein, that will be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.

      Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation

                              BY ORDER OF THE BOARD OF DIRECTORS

                              GEORGE S. WALLS, JR.
                              PRESIDENT

CLEBURNE, TEXAS
FEBRUARY 27, 2008

                         SAMARNAN INVESTMENT CORPORATION
                    P.O. BOX 651 / CLEBURNE, TEXAS 76033-0651

                     PROXY -- ANNUAL MEETING OF SHAREHOLDERS

      The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samarnan Investment Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held at the Radisson Hotel Fort Worth South, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, on Tuesday, April 22, 2008, at 11:00 a.m, upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:

PROPOSAL (1) ELECTION OF DIRECTORS

      [ ] FOR all nominees listed below (except as marked to the contrary below).

      [ ] WITHHELD AUTHORITY to vote for all nominees listed below.

      Nancy Walls Devaney, Martha Walls Murdoch, Roland W. Walden, Steve Sikes, George S. Walls, Jr., Joseph A. Monteleone, and Tolbert F. Yater, III.

      (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

      --------------------------------------------------------------------------

PROPOSAL (2) APPROVAL OF APPOINTMENT OF CF & CO., L.L.P.

      [ ] FOR approval    [ ] AGAINST approval    [ ] ABSTAIN

      (3) IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) FOR PROPOSAL 1, THE ELECTION OF SEVEN NOMINEES FOR DIRECTORS AND
(2) FOR PROPOSAL 2, THE APPROVAL OF THE APPOINTMENT OF CF & Co., L.L.P.

      This proxy may be revoked prior to the exercise of the powers by the proxy.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                    Dated ------------------------------,  2008

                                    --------------------------------------------
                                    (Signature)

                                    --------------------------------------------
                                    (Signature, if held jointly)

Note: Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by an authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.

          PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                            RICHARD S. WHITESELL, JR.
                          ATTORNEY AND COUNSELOR AT LAW
                              4501 LORRAINE AVENUE
                            DALLAS, TEXAS 75205-3612
                                  214/521-4315
                                FAX 214/521-4411

February 28, 2008

Securities and Exchange Commission
Judicial Plaza
450 5(th) Street, N.W.

Washington. D.C. 20549

Re:  Samarnan Investment Corporation
     1940 Act File No. 811-2824

Dear Sirs:

On behalf of Samarnan Investment Corporation (the "Company"), there is transmitted herewith for filing pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 definitive copies of (i) Notice of Meeting and Proxy Statement for the Annual Meeting of Shareholders to be held on April 22, 2008; and (ii) Form of Proxy solicited by the Company's Board of Directors to be used in connection with such meeting; with Schedule 14A Information sheet as required by Schedule 14A.

The above materials were mailed to shareholders on the date hereof.

In the event you desire any further information with respect to this filing, please contact the undersigned at the above address, telephone number, or Fax number.

Very truly yours,

/s/ Richard S. Whitesell, Jr.
Richard S. Whitesell. Jr.

cc: Samarnan Investment Corporation